

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          June 20, 2003 (June 20, 2003)

                            Ortec International, Inc

             (Exact name of registrant as specified in its charter)

            Delaware                       0-27368              11-3068704
(State or other jurisdiction of          (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)       Identification No.)

3960 Broadway, New York, New York                                  10032
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 740-6999





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                            ORTEC INTERNATIONAL, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JUNE 20, 2003

                               ITEMS IN FORM 8-K
                               -----------------

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Facing page

Item 5                     Other Events                                2

Item 7                     Financial Statements and Exhibits           2

Signatures                                                             3

Exhibit Index                                                          4




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Item 5. Other Events

On June 4, 2003, the Company's Board of Directors authorized a 1-for-10 reverse stock split of the Company's common stock, effective as of June 24, 2003 at 5 PM, Eastern Daylight Savings Time.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         Exhibit
         Number   Description
         ------   -----------

         99.1     June 20, 2003 Press Release*

         ----------------------

         *        Filed herewith.


                                        2




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2003

                            ORTEC INTERNATIONAL, INC.

                          By: /s/ RON LIPSTEIN
                              ----------------
                              Ron Lipstein
                              Vice Chairman and Secretary


                                        3




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                                  Exhibit Index

         Exhibit
         Number   Description

         99.1     June 20, 2003 Press Release*

----------------------

         *        Filed herewith.



                                        4

                           STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as...............................   'TM'